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                                 CODE OF ETHICS

                                       OF

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC

PREAMBLE

     This Code of Ethics is being amended by the Executive Committee as of January 13, 2004 in compliance with the requirements of Rule 17j-1 (the "Rule") adopted by the United States Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act"), and Sections 204A and 206 of the Investment Advisers Act of 1940 (the "Advisers Act"), specifically Rule 204-2 thereunder, to effectuate the purposes and objectives of those provisions.
Section 204A of the Advisers Act requires the establishment and enforcement of policies and procedures reasonably designed to prevent the misuse of material, nonpublic information by investment advisers. Rule 204-2 imposes recordkeeping requirements with respect to personal securities transactions of advisory representatives (defined below). Rule 17j-1 of the Investment Company Act and
Section 206 of the Advisers Act make the following activities unlawful for certain persons, including any employee of NWQ Investment Management Company, LLC (the "Firm") in connection with the purchase or sale by such person of a security held or to be acquired by any Portfolio or any Fund managed by the
Firm:

               1. To employ a device, scheme or artifice to defraud a Portfolio, a Fund, any client or prospective client;

               2. To make to a Portfolio, a Fund, any client or prospective client, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances in which they are made, not misleading;

               3. To engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon a Portfolio, a Fund, any client or prospective client; or

               4. Acting as principal for his/her own account, knowingly to sell any security to or purchase any security from a client, or acting as a broker for a person other than such client, knowingly to effect any sale or purchase of any security for the account of such client, without disclosing to such client in writing before the completion of such transaction the capacity in which he/she is acting and obtaining the consent of the client to such transaction. The prohibitions of this paragraph (4) shall not apply to any transaction with a customer of a bank broker or dealer if such broker or dealer is not acting as an investment adviser in relation to such transaction; or

               5. To engage in any act, practice, or course of business which is fraudulent, deceptive or manipulative.

     This Code contains provisions reasonably necessary to prevent persons from engaging in acts in violation of the above standard and procedures reasonably necessary to prevent violations of the Code.

     The Executive Committee of the Firm adopts this Code of Ethics. This Code is based upon the principle that the officers of the Firm, and certain affiliated persons of the Firm, owe a fiduciary duty to, among others, the clients of the Firm to conduct their affairs, including their personal securities transactions, in such a manner as to avoid (i) serving their own personal interests ahead of clients; (ii) taking inappropriate advantage of their position with the Firm; and (iii) any actual or potential conflicts of interest or any abuse of their position of trust and responsibility. This fiduciary duty includes the duty of the Compliance Officer of the Firm to report violations of this Code of Ethics to the Firm's Executive Committee and to the Executive Committee of any Fund of advised or subadvised by the Firm.

POLICY STATEMENT ON INSIDER TRADING

          The Firm forbids any officer or employee from trading, either personally or on behalf of others, including accounts managed by the Firm, on material nonpublic information or communicating material




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nonpublic information to others in violation of the law. This conduct is frequently referred to as "insider trading." The Firm's policy applies to every officer and employee and extends to activities within and outside their duties at the Firm. Any questions regarding the Firm's policy and procedures should be referred to the Compliance Officer.

          The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material nonpublic information to trade in securities (whether or not one is an "insider") or to communications of material nonpublic information to others.

          While the law concerning insider trading is not static, it is generally understood that the law prohibits:

          1) trading by an insider, while in possession of material nonpublic information, or

          2) trading by a non-insider, while in possession of material nonpublic information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or

          3)   communicating material nonpublic information to others.

          The concept of "insider" is broad. It includes officers and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, the Firm may become a temporary insider of a company it advises or for which it performs other services. For that to occur the company must expect the Firm to keep the disclosed nonpublic information confidential and the relationship must at least imply such a duty before the Firm will be considered an insider.

          Trading on inside information is not a basis for liability unless the information is material. "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

          Information is nonpublic until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

          Before trading for yourself or others in the securities of a company about which you may have potential inside information, ask yourself the following questions:

          i. Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially effect the market price of the securities if generally disclosed?

          ii. Is the information nonpublic? To whom has this information been provided? Has the information been effectively communicated to the marketplace?

          If, after consideration of the above, you believe that the information is material and nonpublic, or if you have questions as to whether the information is material and nonpublic, you should take the following steps.


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          i.   Report the matter immediately to the Firm's Compliance Officer.

          ii. Do not purchase or sell the securities on behalf of yourself or others.

          iii. Do not communicate the information inside or outside the Firm, other than to the Firm's Compliance Officer.

          iv. After the Firm's Compliance Officer has reviewed the issue, you will be instructed to continue the prohibitions against trading and communication, or you will be allowed to trade and communicate the information.

          Information in your possession that you identify as material and nonpublic may not be communicated to anyone, including persons within the Firm, except as provided above. In addition, care should be taken so that such information is secure. For example, files containing material nonpublic information should be sealed; access to computer files containing material nonpublic information should be restricted.

          The role of the Firm's Compliance Officer is critical to the implementation and maintenance of the Firm's policy and procedures against insider trading. The Firm's Supervisory Procedures can be divided into two classifications - prevention of insider trading and detection of insider trading.

          To prevent insider trading, the Firm will:

          i. provide, on a regular basis, an educational program to familiarize the Firm's officers and employees with the Firm's policy and procedures, and

          ii. when it has been determined that an officer or employee of the Firm has material nonpublic information,

               1. implement measures to prevent dissemination of such information, and

               2. if necessary, restrict officers and employees from trading the securities.

          To detect insider trading, the Compliance Officer will:

          i. review the trading activity reports filed by each officer and employee, and

          ii.  review the trading activity of accounts managed by the Firm.

PERSONAL TRADING REQUIREMENTS

A.        DEFINITIONS

     1. "Access Person" means any officer, employee or advisory representative of the Firm and Nuveen designees.

     2. "Advisory representative" means any employee, who in connection with his or her regular functions or duties, normally makes, participates in, or otherwise obtains current information regarding the purchase or sale of a security by the Firm, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and any natural person in a control relationship to the Firm who obtains information concerning recommendations made concerning a purchase or sale of a Security. This definition includes but is not limited to the following: partner, officer, "Investment Person", "Portfolio Manager" and any other employee of the Adviser designated as an "Advisory Representative" from time to time by the Compliance Officer.


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     3.   "Non-Advisory Representative" means any individual who has no contact with information regarding the purchases or sales of Securities made by the Firm in his or her regular functions or duties. However, such individuals are subject to the Preamble and Policy Statement on Insider Trading contained in this Code.

     4. "Affiliated company" means a company which is an affiliated person, as defined in the 1940 Act.

     5. "Affiliated person" of another person means (a) any person directly or indirectly owning, controlling, or holding with power to vote, five (5%) percent or more of the outstanding voting securities of such other person; (b) any person five (5%) percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (c) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (d) any officer, director, partner, copartner, or employee of such other person; (e) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (f) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof.

     6. "Analyst" means an employee of the Firm entrusted with the direct responsibility to advise Portfolio Managers about specific securities held by, or to be purchased for, the Portfolios or Funds managed by the Firm

     7. "Beneficial ownership" shall be interpreted in the same manner as it would be under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act") in determining whether a person is the beneficial owner of a security for purposes of Section 16 of the 1934 Act and the rules and regulations thereunder, that, generally speaking, encompasses those situations where the beneficial owner has the right to enjoy a direct or indirect economic benefit from the ownership of the security. A person is normally regarded as the beneficial owner of securities held in (i) the name of his or her spouse, domestic partner, minor children, or other relatives living in his or her household; (ii) a trust, estate or other account in which he/she has a present or future interest in the income, principal or right to obtain title to the securities; or (iii) the name of another person or entity by reason of any contract, understanding, relationship, agreement or other arrangement whereby he or she obtains benefits substantially equivalent to those of ownership.

     8. "Control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Any person who owns beneficially, either directly or through one or more controlled companies, more than twenty-five (25%) percent of the voting securities of a company shall be presumed to control such company. Any person who does not so own more than twenty-five (25%) percent of the voting securities of any company shall be presumed not to control such company. A natural person shall be presumed not to be a controlled person.

     9. "Disclosable transaction" means any transaction in a security or an NWQ Fund pursuant to which an Access Person would have a beneficial ownership.

     10. "Firm" means the investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, subject to this Code of Ethics.

     11. "Fund" means any investment vehicle registered under the Investment Company Act of 1940 for which the Firm acts as manager, adviser or subadviser.

     12. "Interested Person" of another person, when used with respect to a Fund, means (i) any affiliated person of the Fund; (ii) any member of the immediate family of any natural person who is an affiliated person of the Fund; (iii) any interested person of any investment adviser of or principal underwriter for the Fund; (iv) any person or partner or employee of any person who at any time since the beginning of the last two completed fiscal years of the Fund has acted as legal counsel for the Fund; (v) any broker or dealer registered under the Securities Exchange Act of 1934 or any affiliated person of such a broker or dealer;


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          or (vi) any natural person whom the Commission by order shall have determined to be an interested person by reason of having had, at any time since the beginning of the last two completed fiscal years of the Fund, a material business or professional relationship with the Fund or with the principal executive officer of such company or with any other investment company having the same investment adviser or principal underwriter or with the principal executive officer of such other investment company, provided, that no person shall be deemed to be an interested person of an investment company solely by reason of
          (aa) his being a member of its Board of Directors or advisory board or an owner of its securities, or (bb) his membership in the immediate family of any person specified in clause (aa) of this proviso.

     13. "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the 1934 Act.

     14.  "Investment Personnel" means (a) any Portfolio Manager of the Firm;
          (b) any employee of the Firm (or of any company in a control relationship to a Fund or the Firm) who, in connection with his regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Firm, including securities analysts and traders; or (c) any person who controls a Fund or the Firm and who obtains information concerning recommendations made to any Fund or Portfolio regarding the purchase or sale of securities by the Fund or Portfolio.

     15. "Limited Offering" means an offering that is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") pursuant to Section 4(2) or Section 4(6) or Rules 504, 505 or 506 under the Securities Act. Limited offerings are commonly referred to as private placements.

     16. "Non-interested" Director means a director or trustee who is not an interested person.

     17. "Nuveen Designee" means an employee of Nuveen Investments, Inc. or Rittenhouse Financial Services that the Legal Department of Nuveen Investments, Inc. requires be subject to this Code of Ethics.

     18. "NWQ Fund" means any open-end investment company registered under the Investment Company Act of 1940 for which the Firm acts as manager, adviser or sub-adviser.

     19.  "Person" means a natural person or a company.

     20. "Portfolio" means any account, trust or other investment vehicle (except "Fund") over which the Firm has investment management discretion.

     21. "Portfolio Manager" means an employee of the Firm entrusted with the direct responsibility and authority to make investment decisions affecting the Portfolios or Funds managed by the Firm.

     22. "Preclearance Designee" means a person who has been designated by the Compliance Officer to preclear securities transactions.

     23. "Purchase or sale of a security" includes, among other things, the writing of an option to purchase or sell a Security.

     24. "Security Held or to be Acquired" means (i) any security which, within the most recent 15 days, is or has been held by a Fund or Portfolio, or is being or has been considered for purchase by a Fund or Portfolio, or (ii) any option to purchase or sell and any security convertible into or exchangeable for a Security.

     25. "Security" shall have the meaning set forth in Section 202(a)(18) of the Advisers Act and Section 2(a)(36) of the 1940 Investment Company Act. For purposes of this Code, "Security" shall not include any commodities contracts or futures including contracts on equity indices.

          "Security" shall not include direct obligations of the Government of the United States, bankers' acceptances, bank certificates of deposit, high quality short-term debt instruments (maturity of less than 366


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     days at issuance and rated in one of the two highest rating categories by a
     Nationally Recognized Statistical Rating Organization), including repurchase agreements, commercial paper and shares of money market funds that limit their investments to the exempted securities enumerated above. Also excluded from the definition are any registered open-end investment companies (e.g. open-end mutual funds). Any question as to whether a particular investment constitutes a "Security" should be referred to the Compliance Officer of the Firm.

B.        PROHIBITED TRANSACTIONS

          No Access Person or advisory representative shall engage in any act, practice or course of conduct, which would violate the provisions of Rule 17j-1 of the Investment Company Act or Section 206 of the Investment Advisers Act as set forth above.

1.   Access Persons

          Except as provided in Section C below, no Access Person shall:

               (a) purchase or sell, directly or indirectly, any security in which he/she has or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his/her actual knowledge at the time of such purchase or sale:

                    (1) is being considered for purchase or sale by any Portfolio or Fund managed by the Firm, or

                    (2) is being purchased or sold by any Portfolio or Fund managed by the Firm; or

               (b) disclose to other persons the securities activities engaged in or contemplated for the various Portfolios or Funds managed by the Firm.

               (c) engage in more than 125 transactions in equity securities during calendar year; provided that:

                    (1) transactions in the shares of any open-end, registered investment company shall be excluded from this restriction; and

                    (2) transactions in the same equity security for multiple accounts owned or beneficially owned by an Access Person that are submitted for pre-clearance approval at the same time shall be deemed to be one transaction for the purpose of the transaction limit set forth in this subsection and

                    (3) corporate initiated actions (i.e. tender offer, merger, etc.) are excluded from this restriction.

               Exceptions: The Firm's compliance officer may allow an exception to the equity security transaction limit set forth in Section B
               (1) c above.

               (d) effective October 1, 2002, purchase or sell any security issued by Nuveen Investments, Inc., unless the Access Person has received prior written approval from the Legal Department of Nuveen Investments, Inc.

               (e) effective January 15, 2004, sell, directly or indirectly, any NWQ Fund shares in which he/she has any direct or indirect beneficial ownership unless the Access Person has owned the NWQ Fund shares being sold for at least thirty
                    (30) days prior to sale.

                    Exemptions from the 30-day holding period.

                    i) Sale of NWQ Fund shares purchased by a systematic purchase plan in the Access Person's Nuveen Investments Employees' 401(k)/Profit Sharing Plan ("Nuveen 401(k)") account;


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                    ii)  Sale of NWQ Fund shares that were purchased pursuant to an automatic dividend reinvestment plan;

                    iii) Sale of NWQ Fund shares under special circumstances as determined by a Preclearance Designee who is not the portfolio manager of the NWQ Fund whose shares are being sold, and approved in advance in writing by such Preclearance Designee; and

                    iv)  Sales of NWQ Fund shares by a Nuveen Designee.

2.   Investment Personnel

     In addition to the prohibitions listed in Section B(1) above, no investment personnel shall engage in any of the following:

     (a) accept any gift or other thing of more than de minimis value including cash and non-cash compensation, such as entertainment, payment of travel expenses or free attendance at conference and seminars, from any person or entity that does business with or on behalf of the Firm. For purposes of this Code, "de minimis" shall be considered to be the annual receipt of gifts from the same source valued at $1,000 or less per individual recipient, when the gifts are in relation to the Firm's business. Investment personnel are required to obtain prior approval of the Firm's Compliance Officer or other officer designated by the Firm's Executive Committee of any gift with a value in excess of $250.

     (b) acquire a beneficial interest in any securities, other than non-convertible fixed income, in an initial public offering ("IPO") or other limited offerings commonly referred to as private placements, without prior written approval of the compliance officer of the Firm (NWQ Investment Management Company, LLC). The compliance officer must maintain a record of any decision, and the reasons supporting the decision, to approve the investment personnel's acquisition of an IPO or private placement for at least five years after the end of the fiscal year in which the approval was granted.

     Exception: The compliance officer of the firm generally allows an exception to this policy in the following cases:

     (1) The issuer of the IPO employs either the spouse or other household member of the investment personnel, or

     (2) The issuer of the IPO is owned by a relative or household member of the investment personnel, or

     (3) The IPO is the result of the de-mutualization of an insurance or financial services company for which the investment personnel, their spouse or household member is eligible to acquire shares due to an insurance policy, deposit or financial interest held with the issuer.

          Before granting such approval the compliance officer (or other designee) should carefully evaluate such investment to determine that the investment could create no material conflict between the investment personnel and a Fund or Portfolio. The compliance officer may make such determination by looking at, among other things, the nature of the offering and the particular facts surrounding the purchase. For example, the compliance officer may consider approving the transaction if the compliance officer (or designee) can determine that: (i) the investment did not result from directing Fund, Portfolio or Firm business to the underwriter or issuer of the security; (ii) the Investment Personnel is not misappropriating an opportunity that should have been offered to the Fund or Portfolio; and (iii) an Investment Person's investment decisions for the Fund or Portfolio will not be unduly influenced by his or her personal holdings and investment decisions are based solely on the best interests of Fund or Portfolio. Any person authorized to purchase securities in an IPO or private placement shall disclose that investment when they play a part in a Fund's or Portfolio's subsequent consideration of an investment in that issuer. In such circumstances, a Fund's or Portfolio's decision to purchase securities of the issuer shall be subject to independent review by investment personnel with no personal interest in the issuer.

     (c) profit in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty (60) calendar days. Trades made in violation of this prohibition should be unwound, if possible.


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     Otherwise, any profits realized on such short-term trades shall be subject to disgorgement to the appropriate Portfolio(s) or Fund(s) of the Firm.

          Exception: The Firm's compliance officer or designee may allow exceptions to this policy on a case-by-case basis when the abusive practices that the policy is designed to prevent, such as front running or conflicts of interest, are not present and the equity of the situation strongly supports an exemption. An example is the involuntary sale of securities due to unforeseen corporate activity such as a merger. [See Pre-Clearance Procedures below]. The ban on short-term trading profits is specifically designed to deter potential conflicts of interest and front running transactions, which typically involve a quick trading pattern to capitalize on a short-lived market impact of a trade by one of the Funds or Portfolios. The compliance officer or designee shall consider the policy reasons for the ban on short-term trades, as stated herein, in determining when an exception to the prohibition is permissible. The compliance officer or designee may consider granting an exception to this prohibition if the securities involved in the transaction are not (i) being considered for purchase or sale by a Fund or Portfolio that serves as the basis of the individual's "investment personnel" status or (ii) being purchased or sold by a Fund or Portfolio that serves as the basis of the individual's "investment personnel" status and, are not economically related to such securities. In order for a proposed transaction to be considered for exemption from the short-term trading prohibitions, the investment personnel must complete, sign and submit to the compliance officer a completed Securities Transactions Report Relating to Short-Term Trading (Exhibit D), certifying that the proposed transaction is in compliance with this Code of Ethics.

     (d) serve on the Board of Directors of any publicly traded company without prior authorization of the compliance officer of the Firm. Any such authorization shall be based upon a determination that the board service would be consistent with the interests of the Firm, any Portfolios or Funds. Authorization of board service shall be subject to the implementation by the Firm of "Chinese Wall" or other procedures to isolate such investment personnel from making decisions about trading in that company's securities.

3.   Portfolio Managers

     In addition to the prohibitions listed in Sections B(1) and (2) above, no portfolio manager shall:

          (a) buy or sell a security within seven (7) calendar days before or two (2) calendar days after any portfolio of the Firm that he or she manages trades in that security. Any trades made within the proscribed period shall be unwound, if possible. Otherwise, any profits realized on trades within the proscribed period shall be disgorged to the appropriate client portfolio.

4.   Analysts

     In addition to the prohibitions listed in Sections B(1) and (2) above, no analyst shall:

          (a) buy or sell a security within seven (7) calendar days before or two (2) calendar days after recommending that the Firm trade in that security for any client of the Firm. Any trades made within the proscribed period shall be unwound, if possible. Otherwise, any profits realized on trades within the proscribed period shall be disgorged to the appropriate client portfolio.

C.        EXEMPTED TRANSACTIONS AND DISCLOSURES

     Transactions described in Sections B(1) a & b, B(2)(c), B(3) and B(4) above, which appear upon reasonable inquiry and investigation to present no reasonable likelihood of harm to a Fund or Portfolio and which are otherwise transacted in accordance with Investment Company Act Rule 17j-1 and Section 206 of the Investment Company Act may be permitted within the discretion of the compliance officer of the Firm on a case-by-case basis. Such exempted transactions may include:


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     1.   Purchases or sales of securities which are not eligible for purchase by a Fund or Portfolio and which are not related economically to securities purchased, sold or held by a Fund or a Portfolio.

     2. Securities of companies with a market capitalization in excess of $1 billion.

     3. Purchases or sales of a de minimus amount of securities. A de minimus amount of securities shall be defined in this section of the Code of Ethics as:

          (a) up to an aggregate $25,000 principal amount of a fixed income security within any three-consecutive month period;

          (b) up to an aggregate 100 shares of an equity security within any three-consecutive month period; or

          (c) any amount of securities if the proposed acquisition or disposition by a Fund or Portfolio is in the amount of 1,000 shares or less and the security is listed on a national securities exchange or the National Association of Securities Dealers Automated Quotation System.

     4. Securities which the Access Person, Fund and/or Portfolio has no influence or control, including:

          (a) purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;

          (b) purchases or sales which are non-volitional on the part of either the Access Person or the Fund and/or Portfolio;

          (c) purchases which are part of an automatic dividend reinvestment plan or direct stock plan (pending preclearance of the original purchase); and

          (d) securities acquired by the exercise of rights issued pro rata by an issuer to all holders of a class of its securities (to the extent such rights were acquired from such issuer), and sales of such rights so acquired.

     5. Holdings in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, and high quality short-term debt instruments.

     6. Access persons may disclose to employees of affiliates the activities in a security engaged in for the various Portfolios or Funds managed by the Firm so long as, at the time of disclosure, (a) the Firm has completed all firm-wide transactions in such security for all Portfolios and Funds managed according to a specific investment mandate, and (b) the only pending transactions in such security are those that result from new accounts, terminated accounts or cash flows.

     7. The Firm's Compliance Officer or her designee shall disclose to the Compliance Officer of Nuveen Investments, Inc. a list of the securities activities engaged in or contemplated for the various Portfolios or Funds managed by the Firm in order to facilitate pre-clearance of securities transactions of Nuveen Designees.

D.        COMPLIANCE PROCEDURES

     With respect to the pre-clearance and reporting requirements contained herein, Access Persons shall pre-clear through and report to the compliance officer of the Firm.

     1.   Pre-clearance Procedures

          All Access Persons must receive prior written approval from the Firm's compliance officer, or other officer designated by the Executive Committee, before purchasing or selling securities in an account that such Access Person has beneficial ownership. The Access Person should request pre-clearance by completing, signing and submitting Personal Securities Transactions Pre-Clearance Form (Exhibit E) to the compliance officer (or other designated officer).

          Pre-clearance approval will be valid for two business days including the date on which the authorization is granted. For example, preclearance received Friday would expire as of the close of business Monday. If the trade is not completed before such pre-clearance expires, the Access Person is required to again obtain pre-clearance for the trade. In addition, if an Access Person becomes aware of any additional information with respect to a transaction that was precleared, such person is obligated to disclose such information to the appropriate compliance officer prior to executing the precleared transaction.

          Access persons are excluded from preclearing securities purchased, sold or acquired in the following transactions:

          (a) purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control.

          (b) purchases or sales which are non-volitional on the part of either the Access Person or a Fund or Portfolio.

          (c) purchases which are part of an automatic dividend reinvestment plan or direct stock plan (pending preclearance of the original purchase).

          (d) securities acquired by the exercise of rights issued pro rata by an issuer to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

          (e) holdings in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies are not subject to pre-clearance.

     2.   Disclosure of Personal Holdings

          All Access Persons except the Nuveen Designees shall disclose to the NWQ compliance officer and all Nuveen Designees shall disclose to the compliance officer of Nuveen Investments, Inc.:

          (a) all personal securities holdings (including securities acquired before the person became an Access Person) within ten (10) days upon the later of commencement of employment or adoption of this Code of Ethics; and

          (b) The name of any broker, dealer, bank, Fund or Fund distributor with whom the Access Person maintains an account, including a Nuveen 401(k) account, in which any securities and/or any NWQ Funds were held for the direct or indirect benefit of the Access Person must also be reported.

          Holdings in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies other than NWQ Funds are not disclosable transactions. Access persons do not need to report transactions effected in any account over which the Access Person has no direct or indirect influence or control.

          The compliance officer shall request Access Persons to provide duplicate copies of confirmation of each disclosable transaction in the accounts except the Access Person's Nuveen 401(k) account and account statements. In addition, Nuveen Designees are not required to provide confirmation of transactions in NWQ Funds.

          In addition to reporting securities holdings, every Access Person shall certify in his initial report that:

          (a) he has received, read and understands the Code of Ethics and recognizes that he is subject thereto; and

          (b) he has no knowledge of the existence of any personal conflict of interest relationship which may involve a Fund or Portfolio, such as any economic relationship between his transactions and securities held or to be acquired by a Fund or a Portfolio.

          This initial report shall be made on the form attached as Initial Report of Access Person (Exhibit A) for all Access Persons except Nuveen Designees and shall be delivered to the compliance officer of the Firm. The initial report for Nuveen Designees shall be made on the form provided by Nuveen and shall be delivered to the Nuveen compliance officer.

     3.   Quarterly Reporting Requirements

          All Access Persons except Nuveen Designees shall disclose to the Firm's compliance officer all personal securities and NWQ Fund transactions conducted during the period as of the calendar quarter ended within ten (10) days after quarter end; provided, however, that all NWQ Fund transactions in an Access Person's Nuveen 401(k) account are exempt from reporting except as stated below. All Nuveen Designees shall disclose to Nuveen's compliance officer all personal securities transactions except transactions in NWQ Funds conducted during the period as of the calendar quarter ended within ten (10) days after quarter end. Transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies other than NWQ Funds are not disclosable transactions. Access Persons do not need to report transactions effected in any account over which the Access Person has no direct or indirect influence or control.

          Every Access Person shall disclose quarterly the:

               (a) date of the transaction, title of the security or NWQ Fund, interest rate and maturity date (if applicable), trade date, number of shares, and principal amount of each security involved;

               (b) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

               (c) the name of the broker, dealer, bank, Fund or Fund distributor with or through whom the transaction was effected; and

               (d) the date the report is submitted to the appropriate compliance officer.

          In addition, with respect to any account, including a Nuveen 401(k) account, established by an Access Person in which any securities or any NWQ Funds were held during the quarter for the direct or indirect benefit of the Access Person, the Access Person must provide:

               (a) the name of the broker, dealer, bank, Fund or Fund distributor with whom he or she established the account;

               (b)  the date the account was established; and

               (c)  the date the report is submitted by the Access Person.

          This quarterly report for all Access Persons except Nuveen Designees shall be made on the form attached as Securities Transactions for the Calendar Quarter Ended (Exhibit C) and shall be delivered to the compliance officer of the Firm. The quarterly report for all Access Persons except Nuveen Designees for the Access Person's Nuveen 401(k) account shall be made by arranging for the Firm's compliance officer to receive a copy of the Access Person's Nuveen 401(k) account quarterly statement. The quarterly report for Nuveen Designees shall be made in a manner required by the Nuveen Legal Department and shall be delivered to the Nuveen compliance officer. In lieu of manually filling out all of the information required by the form, Access Persons may attach confirms and/or account statements to a signed form.

     4.   Annual Certification of Compliance with Code of Ethics

          All Access Persons shall disclose to the appropriate compliance officer all personal securities holdings as of the calendar year ended within thirty (30) days after year end. Access Persons do not have to disclose holdings in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies with one exception: Access Persons must disclose holdings in NWQ Funds held outside of the Access Person's Nuveen 401(k) account. Access persons do not need to report transactions effected in any account over which the Access Person has no direct or indirect influence or control.

          In addition to reporting securities holdings, every Access Person shall certify annually that:

               (a) they have read and understand the Code of Ethics and recognize that they are subject thereto;

               (b) they have complied with the requirements of the Code of Ethics; and that they have reported all personal securities transactions required to be reported pursuant to the requirements of the Code of Ethics;

               (c) they have not disclosed pending "buy" or "sell" orders for a Portfolio or Fund to any employees, except where the disclosure occurred subsequent to the execution or withdrawal of an order or as permitted by this Code of Ethics; and

               (d) they have no knowledge of the existence of any personal conflict of interest relationship which may involve any Portfolio or Fund, such as any economic relationship between their transactions and securities held or to be acquired by a Fund or Portfolio.

          Access Persons except Nuveen Designees shall make this annual report on the form attached as Annual Report of Access Person (Exhibit B) and shall be delivered to the compliance officer of the Firm. Nuveen Designees shall make this annual report on a form prescribed by the Nuveen Legal Department and shall be delivered to the Nuveen compliance officer.

     5.   Reports to Compliance Officer

          The compliance officer of the Firm shall provide, by the thirtieth
          (30) day after each quarter end, certification to the compliance officer of a Fund that, as of the prior quarter end:

               (a) the compliance officer of the Firm has collected all documentation required by the Code of Ethics and Rule 17j-1 and is retaining such documentation on behalf of the Fund;

               (b) there have been no violations to the Fund's Code of Ethics and, if there have been violations to the Fund's Code of Ethics, the violation has been documented and reported to the Fund's compliance officer; and

               (c) the Firm has appointed appropriate management or compliance personnel, such as the compliance officer, to review transactions and reports filed by Access Persons under the Code of Ethics, and adopted procedures reasonably necessary to prevent Access Persons from violating the Firm's Code of Ethics.

          Each quarter the compliance officer of the Firm shall also provide to the compliance officer of each Fund (when requested) a list of Access Persons who are subject to the Code of Ethics and the name of the compliance officer or other designated officer(s) of the Firm responsible for preclearing and reviewing personal securities transactions.

          The compliance officer of the Firm shall provide such information, including, but not limited to, initial, quarterly and annual reports for all Access Persons, preclearance reports and approval for short term transactions, IPO and private placement securities, as is requested by a Fund's compliance officer.

     6.   General Reporting Requirements

          The compliance officer of the Firm shall notify each Access Person that he or she is subject to this Code of Ethics and the reporting requirements contained herein, and shall deliver a copy of this Code of Ethics to each such person when they become an Access Person, or upon request.

          Reports submitted pursuant to this Code of Ethics shall be confidential and shall be provided only to the officers of the Firm and each Fund, counsel and/or regulatory authorities upon appropriate request.

     7.   Excessive Trading

          The Firm understands that it is appropriate for Access Persons to participate in the public securities markets as part of their overall personal investment programs. As in other areas, however, this should be done in a way that creates no potential conflicts with the interests of any Fund or Portfolio. Further, it is important to recognize that otherwise appropriate trading, if excessive (measured in terms of frequency, complexity of trading programs, numbers of trades or other measure as deemed appropriate by the Fund's compliance officer, compliance officer of the Firm, or senior management at the
          Firm), may compromise the best interests of any Funds or Portfolios if such excessive trading is conducted during work-time or using Fund/Portfolio resources. Accordingly, if personal trading rises to such dimension as to create an environment that is not consistent with the Code of Ethics, such personal transactions may not be approved or may be limited by the compliance officer of the Firm.

     8.   Conflict of Interest

          Every Access Person shall notify the compliance officer of the Firm of any personal conflict of interest relationship which may involve a Fund or Portfolio, such as the existence of any economic relationship between their transactions and securities held or to be acquired by any Portfolio or Fund. The Firm's compliance officer shall notify the compliance officer of a Fund of any personal conflict of interest relationship which may involve the Fund. Such notification shall occur in the pre-clearance process.

E.        REPORTING OF VIOLATIONS TO THE EXECUTIVE COMMITTEE

     The compliance officer of the Firm shall promptly report to the compliance officer of the Fund and the Executive Committee of the Firm all apparent violations of this Code of Ethics and the reporting requirements thereunder.

     When the compliance officer of the Firm finds that a transaction otherwise reportable to the Executive Committee pursuant to the Code could not reasonably be found to have resulted in a fraud, deceit or manipulative practice in violation of Rule 17j-1(a), he/she may, in his/her discretion, lodge a written memorandum of such finding and the reasons therefor with the reports made pursuant to this Code of Ethics, in lieu of reporting the transaction to the Executive Committee. Such findings shall, however, be reported to the compliance officer of any respective Funds.

     The Executive Committee of the Firm, or a Committee created by such Executive Committee for that purpose, shall consider reports made to the Executive Committee hereunder and shall determine whether or not this Code of Ethics has been violated and what sanctions, if any, should be imposed.

F.        ANNUAL REPORTING TO THE EXECUTIVE COMMITTEE

     The compliance officer of the Firm shall prepare an annual report relating to this Code of Ethics to the Executive Committee of the Firm and the Funds. Such annual report shall:

          (a) summarize existing procedures concerning personal investing and any changes in the procedures made during the past year;

          (b) identify any violations requiring significant remedial action during the past year; and

          (c) identify any recommended changes in the existing restrictions or procedures based upon the Firm's experience under its Code of Ethics, evolving industry practices or developments in applicable laws or regulations; and

          (d) state that the Firm had adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

G.        SANCTIONS

A. Upon discovering a violation of this Code, the Executive Committee of the Firm or a Fund may impose such sanctions as they deem appropriate, including:

          o    formal warning;

          o    restriction of trading privileges;

          o    disgorgement of trading profits;

          o    fines; AND/OR

          o    suspension or termination of employment.

B.        Sanction Factors:

     The factors that may be considered when determining the appropriate sanctions include, but are not limited to:

          o    the harm to a Fund's or client's interest;

          o    the extent of unjust enrichment;

          o    the frequency of occurrence;

          o the degree to which there is personal benefit from unique knowledge obtained through employment with a Fund;

          o    the degree of perception of a conflict of interest;

          o evidence of fraud, violation of law, or reckless disregard of a regulatory requirement; and/or

          o the level of accurate, honest and timely cooperation from the person subject to the Code.

H.        RETENTION OF RECORDS

     The Firm shall maintain the following records as required under Rule 17j-1:

          (a) a copy of any Code of Ethics in effect within the most recent five years;

          (b) a list of all persons required to make reports hereunder within the most recent five years and a list of all persons who were responsible for reviewing the reports, as shall be updated by the compliance officer of the Firm;

          (c) a copy of each report made by an Access Person except Nuveen Designees hereunder and submitted to the Firm's compliance officer for a period of five years from the end of the fiscal year in which it was made;

          (d) each memorandum made by the compliance officer of the Firm hereunder, for a period of five years from the end of the fiscal year in which it was made;

          (e) a record of any violation hereof and any action taken as a result of such violation, for a period of five years following the end of the fiscal year in which the violation occurred; and

          (f) a copy of every report provided to the Firm's Executive Committee or a Fund's compliance officer which describes any issues arising under the Code of Ethics and certifies that the Firm has adopted procedures reasonably necessary to prevent Access Persons from violating the Code of Ethics.

          Nuveen shall maintain a copy of each report made by a Nuveen Designee hereunder and submitted to Nuveen's compliance officer for a period of five years from the end of the fiscal year in which it was made

                                                                       EXHIBIT A

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
                         INITIAL REPORT OF ACCESS PERSON

1. I hereby acknowledge that (i) I received of a copy of the Code of Ethics (the "Code") for NWQ Investment Management Company, LLC (the "Firm"); (ii) I have read and understand the Code; (iii) and I recognize that I am subject to the Code as an "Access Person" of the Firm.

2. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Firm or a Fund or Portfolio, such as any economic relationship between my transactions and securities held or to be acquired by the Firm or a Fund or Portfolio.

3. As of the date below I had a direct or indirect beneficial ownership in the following securities. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds) other than NWQ Funds. Please check this box if an addendum is attached listing additional securities [_]

----------------------------------------------------------------------------------------------------------------
          SECURITY                                                      TYPE OF           BROKER, DEALER, BANK,
 (include interest rate and     NO. OF   PRICE PER   PRINCIPAL          PURCHASE        FUND OR FUND DISTRIBUTOR
maturity date, if applicable)   SHARES     SHARE       AMOUNT    (Direct or Indirect)     THROUGH WHOM EFFECTED
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

4. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities and/or NWQ Funds for my direct or indirect benefit. Please check this box if an addendum is attached listing additional accounts [_]

--------------------------------------------------------------------------
BROKER, DEALER BANK,
    FUND OR FUND
DISTRIBUTOR THROUGH    BENEFICIAL OWNER OF   ACCOUNT NUMBER   DATE ACCOUNT
   WHOM EFFECTED             ACCOUNT                             OPENED
--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------


Signature:                                Signature:
           ----------------------------              ---------------------------
           Access Person                             Compliance Officer

     Name:                                     Name:
           ----------------------------              ---------------------------

     Date:                                     Date:
           ----------------------------              ---------------------------
           (First date of Access
           Person status)

                                                                       EXHIBIT B

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
                         ANNUAL REPORT OF ACCESS PERSONS

1. I hereby acknowledge that I have read and understand the Code of Ethics for NWQ Investment Management Company, LLC (the "Code") and recognize that I am subject thereto in the capacity of an Access Person of the Firm.

2. I hereby certify that, during the year ended December 31, 200__, I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

3. I hereby certify that I have not disclosed pending "buy" or "sell" orders for a Portfolio or a Fund to any employees of any other investment management company, except where the disclosure occurred subsequent to the execution or withdrawal of an order.

4. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve a Fund or a Portfolio, such as any economic relationship between my transactions and securities held or to be acquired by a Fund or a Portfolio.

5. As of December 31, 200__, I had a direct or indirect beneficial ownership in the securities listed below. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds) other than NWQ Funds held outside your 401(k) account. Please check this box if an addendum is attached listing additional securities [_]

-------------------------------------------------------------------------------------------------------------
                                                                                        BROKER, DEALER, BANK,
          SECURITY                                                      TYPE OF             FUND OR FUND
 (include interest rate and     NO. OF   PRICE PER   PRINCIPAL          PURCHASE         DISTRIBUTOR THROUGH
maturity date, if applicable)   SHARES     SHARE       AMOUNT    (Direct or Indirect)      WHOM EFFECTED
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

6. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities and/or NWQ Funds for my direct or indirect benefit. Please check this box if an addendum is attached listing additional accounts [_]

---------------------------------------------------------------------------
BROKER, DEALER, BANK,
    FUND OR FUND
DISTRIBUTOR THROUGH     BENEFICIAL OWNER OF   ACCOUNT NUMBER   DATE ACCOUNT
   WHOM EFFECTED             ACCOUNT                              OPENED
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------


Signature:                                Signature:
           ----------------------------              ---------------------------
           Access Person                             Compliance Officer

     Name:                                     Name:
           ----------------------------              ---------------------------

     Date:                                     Date:
           ----------------------------              ---------------------------

           (No later than 30 days after year-end)

                                                                       EXHIBIT B

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
                                 ADDENDUM TO THE
                         ANNUAL REPORT OF ACCESS PERSON

----------------------------------------------------------------------------------------------------------------
           SECURITY                                                     TYPE OF           BROKER, DEALER, BANK,
 (include interest rate and     NO. OF   PRICE PER   PRINCIPAL          PURCHASE        FUND OR FUND DISTRIBUTOR
maturity date, if applicable)   SHARES     SHARE       AMOUNT    (Direct or Indirect)     THROUGH WHOM EFFECTED
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

---------------------------------------------------------------------------
BROKER, DEALER, BANK,
    FUND OR FUND
DISTRIBUTOR THROUGH     BENEFICIAL OWNER OF   ACCOUNT NUMBER   DATE ACCOUNT
   WHOM EFFECTED             ACCOUNT                              OPENED
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------


Signature:                                Signature:
           ----------------------------              ---------------------------
           Access Person                             Compliance Officer

     Name:                                     Name:
           ----------------------------              ---------------------------

     Date:                                     Date:
           ----------------------------              ---------------------------
           (No later than 30 days after
           year-end)

                                                                       EXHIBIT C

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
     SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR QUARTER ENDED:_________

1. During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Code of Ethics. (if none were transacted, write "none"). You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds) other than NWQ Funds. (NWQ Funds held in a Nuveen 401(k) account are to be reported by arranging for a copy of your quarterly statement to be provided to NWQ's compliance officer.) Please check this box if an addendum is attached listing additional securities [_]

----------------------------------------------------------------------------------------------------
       SECURITY                                                     NATURE OF
(include interest rate                      PRICE                  TRANSACTION     BROKER, DEALER OR
 and maturity date, if   DATE OF   NO. OF    PER    PRINCIPAL   (Purchase, Sale,   BANK THROUGH WHOM
      applicable)         TRADE    SHARES   SHARE     AMOUNT         Other)             EFFECTED
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

2. During the quarter referred to above, I established on the dates indicated the following accounts in which securities and/or NWQ Funds were held during the quarter for my direct or indirect benefit (if none were opened, write "none"). Please check this box if an addendum is attached listing additional accounts [_]

--------------------------------------------------------------------------------
BROKER, DEALER, BANK, FUND    BENEFICIAL
 OR FUND DISTRIBUTOR WHERE     OWNER OF
    ACCOUNT ESTABLISHED        ACCOUNT     ACCOUNT NUMBER   DATE ACCOUNT OPENED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Firm, a Fund or a Portfolio, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Firm, a Fund or a Portfolio.


Signature:                                Signature:
           ----------------------------              ---------------------------
           Access Person                             Compliance Officer

     Name:                                     Name:
           ----------------------------              ---------------------------

     Date:                                     Date:
           ----------------------------              ---------------------------
           (no later than 10 days after
           calendar quarter)

                                                                       EXHIBIT C

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
                                 ADDENDUM TO THE
     SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR QUARTER ENDED:_________

----------------------------------------------------------------------------------------------------
       SECURITY                                                     NATURE OF
(include interest rate                      PRICE                  TRANSACTION     BROKER, DEALER OR
 and maturity date, if   DATE OF   NO. OF    PER    PRINCIPAL   (Purchase, Sale,      BANK THROUGH
      applicable)         TRADE    SHARES   SHARE    AMOUNT          Other)          WHOM EFFECTED
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

--------------------------------------------------------------------
BROKER, DEALER OR
  BANK THROUGH      BENEFICIAL OWNER                    DATE ACCOUNT
 WHOM EFFECTED         OF ACCOUNT      ACCOUNT NUMBER      OPENED
--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------


Signature:                                Signature:
           ----------------------------              ---------------------------
           Access Person                             Compliance Officer

     Name:                                     Name:
           ----------------------------              ---------------------------

     Date:                                     Date:
           ----------------------------              ---------------------------
           (no later than 10 days after
           calendar quarter)

                                                                       EXHIBIT D

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS

  SECURITIES TRANSACTIONS REPORT RELATING TO SHORT-TERM TRADING OF INVESTMENT
      PERSONNEL FOR THE SIXTY-DAY PERIOD FROM ____________TO ____________:

During the sixty (60) calendar day period referred to above, the following purchases and sales, or sales and purchases, of the same (or equivalent) securities were effected or are proposed to be effected in securities of which I have, or by reason of such transaction acquired, direct or indirect beneficial ownership. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds).

------------------------------------------------------------------------------------------
                                 PRICE PER                   NATURE OF       BROKER/DEALER
           PROPOSED                SHARE                    TRANSACTION         OR BANK
            DATE OF   NO. OF   (or proposed   PRINCIPAL   (Purchase, Sale,      THROUGH
SECURITY    TRADE     SHARES       price)      AMOUNT          Other)        WHOM EFFECTED
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

With respect to the Portfolio or Fund that serves as the basis for my "investment personnel" status with the Firm, and transactions in the securities set forth in the table above, I hereby certify that:

(a) I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Portfolio or Fund, such as frontrunning transactions or the existence of any economic relationship between my transactions and securities held or to be acquired by the Portfolio and/or Fund;

(b) such securities, including securities that are economically related to such securities, involved in the transaction are not (i) being considered for purchase or sale by the Portfolio and/or Fund, or (ii) being purchased or sold by the Portfolio and/or Fund; and

(c)  such transactions are in compliance with the Code of Ethics of the Firm.


Date:                                     Signature:
      --------------------                           ---------------------------
                                                     Investment Personnel

                                               Name:
                                                     ---------------------------

In accordance with the provisions of Section B(2)(c) of the Code of Ethics of the Firm, the transaction proposed to be effected as set forth in this report is: Authorized: [_] Unauthorized: [_]


Date:                                     Signature:
      ---------------------                          ---------------------------
                                                     Compliance Officer

                                               Name:
                                                     ---------------------------

                                                                       EXHIBIT E

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
               Personal Securities Transactions Pre-clearance Form
                       (see Section D(1), Code of Ethics)

I hereby request pre-clearance of the securities listed below. You do not need to preclear transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), or transactions listed in Section D of the Code of Ethics.

-----------------------------------------------------------------------------------------------------------
                                                                                                AUTHORIZED
                                                                                 BROKER/      BY COMPLIANCE
      SECURITY         NO. OF     PRICE PER    PRINCIPAL       NATURE OF          DEALER        OFFICER or
 (include interest     SHARES       SHARE        AMOUNT       TRANSACTION        OR BANK        DESIGNATED
 rate and maturity              (or proposed               (Purchase, Sale,      THROUGH         APPROVAL
date, if applicable)                price)                      Other)        WHOM EFFECTED      OFFICER
                                                                                              -------------
                                                                                                 YES   NO
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

Is any proposed transaction described above within sixty (60) days of a prior offsetting transaction in the same or equivalent security? Yes: [_] No: [_]

If yes, the Access Person must submit a Securities Transactions Report Relating to Short Term Trading (Exhibit D) for preapproval.

Is any proposed transaction described above considered an Initial Public Offering (IPO) or Private Placement? Yes: [_] No: [_]

If yes, the Compliance Officer should prepare a memorandum describing the reasons for preapproving the transaction pursuant to Section B(2)(b) of the Code.


Signature:                            Signature:
           -------------------------             -------------------------------
           Access Person                         Jon Bosse/Dave Iben/Ted Friedel

     Name:                                 Name:
           -------------------------             -------------------------------

     Date:                          *      Date:
           -------------------------             -------------------------------

* This preclearance will expire at the close of business on the second (2nd) trading day after preclearance was approved. The Access Person is required to obtain additional preclearance if the trade is not completed before the authority expires.

                                                                       EXHIBIT F

APPROVAL FORM FOR RECEIPT OF GIFT IN EXCESS OF $250 BY INVESTMENT PERSONNEL OF NWQ INVESTMENT MANAGEMENT COMPANY, LLC

NAME: _________________________________

DATE: _________________________________

Please complete the appropriate section below depending upon the type of gift for which you are seeking approval.

Entertainment

Description of entertainment and approximate value (include location):

___________________________________________________________

___________________________________________________________

Organization providing entertainment:

___________________________________________________________

Conferences and Seminars

Title of conference or seminar:

___________________________________________________________

Sponsor of conference or seminar:

___________________________________________________________

Monetary value of conference or seminar:

___________________________________________________________

Other

Description of Gift:

___________________________________________________________

Name of donor:

___________________________________________________________

Monetary value of gift:

___________________________________________________________

APPROVED BY: ____________________________________

               Printed Name: __________________

cc:  Kathleen Hendriks
     Compliance Officer